

ONE nuclear

Energy Solutions Developer, Owner and Operator
Fast-Track Gas and Advanced Nuclear Power

October 2025

Disclaimer & Forward-Looking Statements

This presentation (together with oral statements made in connection herewith, this "Presentation") and information, including financial information, contained herein are subject to change, are provided for informational purposes only and are provided to assist interested parties in making their own evaluation with respect to a potential investment in Hennessy Capital Investment Corp. VII (the "SPAC") and/or One Nuclear Energy, LLC ("ONE Nuclear" or the "Company," and together with the SPAC "we," "our," or "us" in connection the proposed business combination and related transactions (the "Proposed Business Combination") pursuant to the Business Combination Agreement among the SPAC, ONE Nuclear, and Solis Merger Sub LLC (the "Business Combination Agreement"). By reviewing or reading this Presentation, you will be deemed to have acknowledged and agreed to the statements, obligations and restrictions set out below. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation is not intended to create any legal obligations on the part of the SPAC or the Company, and each of the SPAC, the Company, and their respective affiliates expressly disclaims any and all liability that may be based on any information or errors in this Presentation or any omissions from this Presentation.

No Offer or Solicitation

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom. The SPAC intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 relating to the Proposed Business Combination (the "Registration Statement") that will include a proxy statement/prospectus.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Information in this Presentation

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will the SPAC or ONE Nuclear, or any of their respective subsidiaries, shareholders, members, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Some of the information contained herein has been obtained from third-party sources. Neither the SPAC or ONE Nuclear has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. References to third-parties in this Presentation do not imply endorsement or incorporation by reference. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with the SPAC, ONE Nuclear, or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the SPAC, ONE Nuclear, or the Proposed Business Combination. Recipients of this Presentation should each make their own evaluation of ONE Nuclear and the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation is based on the economic, regulatory, market and other conditions as in effect on the first date this Publication is distributed. It should be understood that subsequent developments may affect the information contained in this Presentation, which neither the Company, SPAC, nor any of their respective directors, officers, members, partners, employees, affiliates, agents, advisors or representatives is under an obligation to update, revise or affirm.

Certain examples and case studies referenced in this Presentation relate to the Company and its team members. Any historical performance or prior transactions involving the Company or its personnel are not indicative of future results, which may vary significantly.

References to trademarks, trade names, or service marks of other entities are for informational purposes only. These may appear without the ® or symbols for convenience, but such usage does not imply any affiliation with, or endorsement by, the respective trademark holders. The SPAC and its sponsor do not claim any rights to these marks and fully respect the intellectual property rights of their respective owners.

Forward Looking Statements

This Presentation contains forward-looking statements, including but not limited to statements regarding our expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "should," "will," and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, ONE Nuclear's management team's expectations concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic partnerships, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry.

Forward-looking statements speak only as of the date of this Presentation and are based on our current beliefs and assumptions. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various factors, including but not limited to: (1) the potential termination of definitive agreements related to the Proposed Business Combination; (2) legal proceedings related to the transaction; (3) failure to obtain necessary shareholder approvals or financing; (4) changes in transaction structure due to regulatory or legal requirements; (5) the ability to meet listing standards; (6) disruption to the Company's operations; (7) failure to realize anticipated benefits from the Proposed Business Combination; (8) the Company's ability to develop and maintain key strategic relationships, including with Rolls-Royce Solutions America, Inc. ("Rolls-Royce SA"), MSB Global Services, LLC ("MSB") and Blackstart, and enter into definitive agreements in connection therewith; (9) competition in the Company's industry; (10) transaction-related costs; (11) changes in laws or regulations; (12) adverse economic or competitive conditions; (13) the level of redemptions by SPAC shareholders in connection with the Proposed Business Combination; (14) the Company's ability to execute on the exclusive sites and the commercial viability thereto; and (15) other risks and uncertainties detailed in this Presentation, as well as those described in the Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, and other filings with the SEC, including the Registration Statement. The foregoing list is not exhaustive, and there may be additional risks that neither the SPAC nor the Company presently know or that the SPAC and the Company currently believe are immaterial.

Disclaimer & Forward-Looking Statements *(cont.)*

Use of Projections

This Presentation contains projected operational and financial information, including revenue, pipeline opportunities and capacity and individual site capacities, with respect to ONE Nuclear. Such projected financial information constitutes forward-looking information, is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The projected financial information presented in this Presentation were developed exclusively for internal analysis and illustrative purposes. They were not prepared in accordance with Generally Accepted Accounting Principles (GAAP), the rules and regulations of the SEC, or the standards of the American Institute of Certified Public Accountants.

The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, market, regulatory, economic, competitive and other risks and uncertainties. Please refer to the "Forward-Looking Statements" disclaimer earlier in this Presentation and the "Risk Factors" section at the end for further context. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither the SPAC or ONE Nuclear intends to or undertakes any obligation to update or otherwise revise the projected financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projected financial information are no longer valid. Accordingly, they should not be viewed as "guidance" of any sort.

ONE Nuclear's Commercial Agreements are Non-Binding

This Presentation contains descriptions of certain non-exclusive, key business relationships of ONE Nuclear, including with Blackstart, MSB and Rolls-Royce SA. These descriptions are based on the ONE Nuclear management team's discussions with such counterparties, the terms of certain existing non-binding collaboration agreements with such counterparties, and latest available information and estimates as of the date of this Presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties, which have not been completed as of the date of this Presentation. As a result, such descriptions of key business relationships of the Company, including with Blackstart, MSB and Rolls-Royce SA, remain subject to change, and there can be no assurance that definitive agreements with such business partners will be executed or, if executed, that the terms of such definitive agreements will not vary materially from those described herein. In addition, unless and until a definitive agreement is entered into with Blackstart or MSB, the Company has no rights to the sites. If the Company is unable to enter into a definitive agreement with Blackstart or MSB with respect to the sites, the Company expects to explore alternative locations and arrangements for the deployment of ONE Nuclear's business plan, though no assurances can be made such efforts will be successful.

Participants in the Solicitation

The SPAC, ONE Nuclear and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from SPAC's stockholders in connection with the Proposed Business Combination. See the SPAC's annual report on Form 10-K filed with the SEC on March 31, 2025, for more information about the SPAC's directors and executive officers. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, the SPAC intends to file with the SEC the Registration Statement, which will include a prospectus with respect to the securities to be issued in connection with the Proposed Business Combination and a proxy statement to be distributed to holders of the SPAC's ordinary shares in connection with the SPAC's solicitation of proxies for the vote by the SPAC's shareholders with respect to the Proposed Business Combination and other matters to be described in the Registration Statement (the "Proxy Statement"). After the SEC declares the Registration Statement effective, the SPAC plans to file the definitive Proxy Statement with the SEC and to mail copies to shareholders of the SPAC as of a record date to be established for voting on the Proposed Business Combination.

This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that the SPAC may file with the SEC. Before making any investment or voting decision, investors and security holders of the SPAC and ONE Nuclear are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about ONE Nuclear, the SPAC and the Proposed Business Combination. The information in the Registration Statement may update and supersede the information presented in this Presentation.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by the SPAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the SPAC may be obtained free of charge from the SPAC's website at https://www.hennessycapitalgroup.com or by directing an email request to info@hennessycapitalgroup.com. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

ONE Nuclear / HVII Team

ONE Nuclear Energy LLC







Richard Taylor
Co-Founder, Chairman,
Chief Executive Officer

Robert Carilli
Co-Founder,
Chief Strategy Officer

Kevin Dowd
Co-Founder,
Chief Operating Officer

Hennessy Capital Investment Corp. VII (Nasdaq: HVII)





Dan Hennessy
Chairman,
Chief Executive Officer

Tom Hennessy
President,
Chief Operating Officer


ONE
nuclear

HVII's Nuclear Investment Thesis

AI Has Fueled Explosive Growth in Data Center Energy Demand



Data Center Energy Demand
Terawatt-Hours (TWh)
15.1% CAGR
58
62
66
71
76
90
106
126
149
176
211
253
304
365
438
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024E
2025E
2026E
2027E
2028E

Source: U.S. Department of Energy

Nuclear Demand Estimates Far Exceed Current Planned Capacity



U.S. Department of Energy Demand Estimate
Industry Demand Estimate
500
400
300
200
100
0
~71.0 GW Planned New Nuclear Capacity and Restarts in the U.S. by 2050
~97.0 GW Existing Nuclear Capacity in the United States
2025
2029E
2033E
2037E
2041E
2045E
2049E

Source: U.S. Department of Energy, World-Nuclear.org, and Management Estimates

Nuclear SMRs Relative Lower LCOE Will Attract Further Investment



Marginal Cost of Conventional Generation
($/MWh)
$38
$30
$170
$47
$114
$31
$39
$24
U.S. Nuclear
Gas Peaking
Coal
Gas Combined Cycle

Sources: Lazard LCOE+ (June 2025)

U.S. Administration is Focused on Fast-Tracking a Nuclear Renaissance

May 2025 Executive Orders	Purpose & Highlights
"Reinvigorating the Nuclear Industrial Base"	Expand nuclear supply chains, boost fuel production, support workforce and advanced reactor projects
"Deploying Advanced Nuclear Reactor Technologies for National Security"	Pilot advanced reactors for AI/data centers and military installations on accelerated timelines
"Ordering the Reform of the Nuclear Regulatory Commission"	Restructure NRC, enforce 18-month licensing deadlines, shift review authority to DOE/DOD
"Deploying Nuclear Reactors for National Security"	Enable expedited DOE testing, siting on federal lands, and demonstration reactor deployment

Sources: Department of Energy

ONE nuclear

Investment Highlights

Large Addressable Market with Robust Demand
Structural tailwinds fueled by Hyperscaler demand, AI datacenter growth, regulatory environment and rising global energy needs

Differentiated Platform with Two Development Sites
Two development sites with up to 2 GW of gas by 2028 and 3 GW of nuclear by 2034 and 75+ additional locations actively under evaluation in robust growth pipeline

De-Risked Business Model with Fast Track Gas Power
Early capacity from Rolls-Royce gas generators accelerate operations and cash flow while SMRs offer low operating costs

Leading Nuclear SMR Technology Relationships
Integrated "Develop-Own-Operate" model pursuing relationships for access to and integration of multiple technologies

Strategic Relationships with Global Energy Company
Aligns ONE Nuclear's electricity generation with energy markets, trading, and customer solutions and provides access to proprietary sites

Experienced Team with Robust Execution & Operating Capabilities
Scalable in-house program management via Futureworx, backed by Black & Veatch EPC expertise and strategic O&M relationships

Note: Represents ONE Nuclear management's current priority sites for targeted development. ONE Nuclear has entered into MOU agreements for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Transaction Overview

Business Combination

- Hennessy Capital Investment Corp. VII (“HVII”) and ONE Nuclear Energy, LLC (“ONE Nuclear”), a fully-integrated independent developer of large-scale energy solutions powered by natural gas and advanced nuclear small modular reactor (SMR) technologies, intend to complete **a business combination (the “Business Combination”)**
- The Business Combination is targeted to close in the first half of 2026, subject to the satisfaction of customary closing conditions

Valuation

- The Business Combination implies a pro forma combined enterprise value of **approximately $1.1 billion**[1]
- Existing ONE Nuclear equity holders will **roll 100% of their equity** as part of the Business Combination

Capital Structure

- The Business Combination will be funded by a combination of HVII cash held in trust, proceeds from potential transaction financing, and equity contributed by existing ONE Nuclear equity holders
- Following the Business Combination, the combined company is expected to have zero debt and up to approximately $174 million net cash on the balance sheet to fuel growth[1]

1. See slide 28 for assumptions and calculations.

Agenda



ONE nuclear

ONE Nuclear's mission is to deliver solutions to meet rapidly growing energy demand with a fast-to-market and fully integrated platform to develop, own and operate utility-scale natural gas and advanced nuclear power generation

Integrated Develop-Own-Operate Model with Strategic Relationships

ONE nuclear

ONE Nuclear's goal is to deliver GW scale fast-track and competitive baseload power solutions, thereby creating a platform for reliable nuclear SMR powered energy parks to grow with customers, sites and technologies

Scope of Services

Gas Power Technologies

mtu A Rolls-Royce solution; Rolls Royce

SMR Technologies

Technologies in selection process

- Design
- Manufacturing
- Installation

Rolls Royce SMR; GE VERNOVA; Westinghouse; X-energy

Training & Operations
Specialists developing training and operations services

QNI Advanced Nuclear Solutions

Integrated Develop-Own-Operate Model



Develop
Own
Operate
Energy Park Site Cash Flows
ONE nuclear

Scope of Services

Sites
Assistance in access to advantaged sites for Energy Parks

CUSHMAN & WAKEFIELD

Offtakers
Specialized team to optimize open market sales and wholesale trading

Global Integrated Energy Leader

Program Management
Project planning, control and performance

Futureworx

EPC Activity

BLACK & VEATCH

Note: ONE Nuclear's relationships identified herein range from preliminary discourse to definitive agreements

ONE Nuclear's Portfolio Overview & Capabilities[1]

ONE nuclear

ONE Nuclear's Priority Site Portfolio



2
1
HQ

Developer



Nuclear Power Owner



Gas Power Owner



Operator Solutions



75+
Identified Operational Sites

10
Potential Priority Sites

2
Exclusive Site Access

2028
Projected First Revenue from Early Gas-Gen Set

~1.9GW
Estimated Power Online by 2028

~15.3GW
Pipeline of Hybrid Nuclear and Gas

Fully Integrated Developer
Building Baseload for the AI Economy

1. Represents ONE Nuclear management estimates and current priority sites for targeted development. ONE Nuclear has entered into MOU agreements for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Seasoned Team Experienced in Leading Successful Energy Businesses

The ONE Nuclear team possesses extensive experience in nuclear and energy solutions, specializing in the intersection of design, operations, regulatory frameworks, government relations, and public market dynamics



Richard Taylor
Co-Founder, Chairman,
Chief Executive Officer

- 40+ years experience in engineering, commercial, general management and leadership roles at a leading energy company and innovative development and technology companies



Robert Carilli
Co-Founder,
Chief Strategy Officer

- 30+ years as an entrepreneur with successful ventures in wholesale, retail, software, entertainment, and finance with 16 years of private equity experience



Kevin Dowd
Co-Founder,
Chief Operating Officer

- 25+ years experience in financial and operational corporate restructurings with sector experience in telecom, manufacturing, retail, and defense



Coen Weddepohl
Chief Financial Officer

- 25+ years of sales and investment experience in energy transition infrastructure and quant hedge funds focused capital formation, funding and risk management

World-Class Advisory Board with Nuclear, Governmental and Regulatory Expertise

The ONE Nuclear team is supported by an outstanding advisory team with deeply relevant nuclear, governmental, and regulatory experience



Joseph Gruters
Advisor

20+ year political career, selected by President Trump as the Chairman of the Republican National Committee and currently serving as a member of the Florida Senate



Margo Black
Advisor

40+ years experience working at the highest levels for premier insurance and reinsurance companies across various geographies including Brazil as CEO and President of Swiss Re



Chris LaCivita
Advisor

30+ years in campaign management and strategic planning most recently serving as the Chief of Staff for the Republican National Committee and Co-Chair of the 2024 Trump campaign



Slater Baylis
Advisor

20+ year lobbying career currently serving as co-founder of The Advocacy Partners and as adjunct professor at Florida State University



Dr. Robert Hayes
Advisor

30+ years experience researching nuclear waste management, retrospective dosimetry and nuclear forensics currently serving as an associate professor at NC State University and Savannah River National Laboratory

ONE Nuclear's Business Summary

Delivering solutions to meet rapidly growing energy demand with a fast and fully integrated platform to develop, own and operate utility-scale natural gas and nuclear SMR power generation

First Two Development Sites Identified	First two development sites (East Texas and West Oklahoma) with 75+ additional locations actively under evaluation in robust growth pipeline
Fast-Track Natural Gas Power Generators De-Risk the Business	Access to Rolls-Royce gas power units with a delivery timeline earlier than turbines, which could enable accelerated cash flow generation and enhanced commercial advantage
Multi-Technology Strategy	Identified and selected advanced SMR technologies, through collaboration agreements, ONE Nuclear will deploy SMRs for customer-specific and site-specific cases
Strategic Relationship with Leading Global Energy Company	Aligns ONE Nuclear's electricity generation with energy markets, trading and customer solutions
Execution & Operating Capability	Scalable in-house program management via Futureworx, backed by Black & Veatch EPC expertise and strategic O&M relationships

Note: ONE Nuclear has not executed any definitive agreements with the counterparties referenced herein. Please refer to "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Priority Pipeline: First Two Development Sites



75 + Candidate Sites Under Evaluation
Top 10 Priority Sites
First Two Sites
1. East Texas(1)
2. West Oklahoma(1)
Industrials
AI
Utilities
Sustainable Energy Fuels
Defense
Data Centers



2
1
HQ

#1 East Texas[1]

Development site of ~1,600 acres for up to 1GW gas by 2028, with 2GW nuclear SMRs by 2034 supporting regional energy resilience

#2 West Oklahoma[1]

Development site of ~1,400 acres for up to 1GW gas by 2028, with 1GW nuclear SMRs by 2034 supporting regional energy resilience

Note: Represents ONE Nuclear management's current priority sites for targeted development.

1. ONE Nuclear has entered into MOU for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Early Revenues From Fast-Track Natural Gas Power Generators De-Risk the Business

ONE nuclear

To meet immediate data center demand for power, and to bridge the period until SMR deployment, ONE Nuclear plans to install GW scale natural gas generation capacity to provide power output and revenues ahead of nuclear commissioning

mtu A Rolls-Royce solution

ROLLS ROYCE

ONE Nuclear has unique access to Rolls-Royce gas engines

- ☑ Available on site earlier than turbines[1]
- ☑ Substantially below the cost of large-scale turbines[1]
- ☑ Attractive margins and fast payback[1]


ROLLS ROYCE
Power Generation | Series 4000 gas generator set | 776-2,535 kWe
ECONOMICAL, SUSTAINABLE,
RELIABLE, FLEXIBLE.

Early revenues from gas-fired power generation help de-risk the business and support nuclear development

The brands Rolls-Royce and the Rolls-Royce logos are the exclusive property of Rolls-Royce Holdings plc and are not related to ONE Nuclear Energy LLC

Note: ONE Nuclear has not entered into a definitive agreements with Rolls-Royce SA. See "One Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

1. Based on management estimates

Multi-Technology Strategy

ONE Nuclear has evaluated the following nuclear SMR technologies for inclusion in energy park projects

Technology Vendor	Reactor Type	Fuel	Power Output (MWe)[1]	Generation
Rolls-Royce SMR	PWR	LEU	470	Gen 3+
GE Vernova	BWR	LEU	300	Gen 3+
Westinghouse	iPWR	LEU	330	Gen 3+
X-energy	HTGR	HALEU	80 (per module)	Gen 4

ONE Nuclear selects the right technology for the right customer and site, subsequently developing, owning and operating the power generation facility

Note: The brands and logos are the exclusive property of each company and are not related to ONE Nuclear Energy LLC.
1. Source: Company websites and public filings

Powerful Strategic Relationship with Global Integrated Energy Leader

ONE Nuclear's strategic relationship brings access to energy markets, trading and customer solutions

Scope of Services


PPAs
Trading
Offtakers
Electricity Sales Optimization
Market Strategies
Sites and Infrastructure Planning
Risk Management

Global Integrated Energy Leader

- **Top 5** Power Retailer in the U.S.
- Extensive customer base: **5,000+ C&I customers**
- Vertically integrated gas + power operations
- Expansive market access in **deregulated states** (e.g., TX, OH)
- Strategic assets in **regulated markets** (e.g., NE, IN, UT)
- Established energy trading and customer delivery platform

Note: ONE Nuclear has not entered into a definitive agreements with the Global Integrated Energy Leader. See "One Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Execution & Operating Capability

ONE Nuclear will be supported by Futureworx and Black & Veatch to accelerate SMR deployment and provide EPC services, supporting regulatory compliance, project execution, and supply chain management

Black & Veatch

- Licensing & Environmental Strategy
- Comprehensive Site Evaluation
- End-to-end Procurement Management
- Construction Oversight
- SMR Supply Chain Development

Futureworx

- Strategic Advisory
- Program Execution
- Partnership Development
- Market Engagement
- SMR Ecosystem Acceleration Strategy

Note: ONE Nuclear has not executed any definitive agreements with the counterparties referenced herein. Please refer to "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Pursuing JV with Quadrant Nuclear Industries to Create Operations Services Capability

ONE nuclear

ONE Nuclear and Quadrant Nuclear Industries (QNI) intend to form a joint venture with the objective of providing turnkey workforce training and operations services initially for ONE Nuclear's respective SMR projects, and subsequently as outsourced services to other nuclear developers and plant owners





QNI ADVANCED NUCLEAR SOLUTIONS

Developing Purpose-Built JV for Deployment Hurdles

- U.S. Navy Trained Leadership Team
- Full-Stacked Project Capability
- Commercial Focus





Note: ONE Nuclear has not entered into definitive agreements with Quadrant Nuclear Industries. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.



Agenda

ONE Nuclear Site Selection Funnel

ONE nuclear

Diverse Array of Pipeline Sources

Strategic Relationships

- International Real Estate Company
- Major Gas and Power Trading Company
- Utility-Scale Projects With Powered Land Developer
- Specialist Intermediaries

DOE Sites

U.S. DEPARTMENT of ENERGY

Criteria for Site Analysis

- Size And Distance From Population Centers
- Population Within The Emergency Planning Zone ("EPZ")
- Emergency Infrastructure And Proximity To Hazards
- Geological And Environmental Factors
- Ease Of Access To Power Infrastructure
- Zoning Compatibility And Restrictions
- Public Perception With Proximity To Stakeholders

Site Assessment

75+ Prospective Sites

10 Priority Sites

First Two Development Sites[1]

- ☑ East Texas
- ☑ West Oklahoma

1. ONE Nuclear has entered into MOU agreements for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Development Site #1: East Texas


ONE
nuclear

East Texas: 95% Screening Score[1]

Prime ~1,600-Acre Development Site:

- 3 - 6 GW in natural gas and nuclear power generation opportunity
- ~1 GW natural gas power by 2028
- Hyperscaler-ready site
- ERCOT – competitive wholesale market

Infrastructure & Connectivity Highlights:

- **Fiber & Data Access:**
  - Multiple Tier-1 Carriers: Zayo, Lumen and AT&T
  - Dark Fiber Backbone: The facility will feature a dark fiber backbone, which provides tenants with maximum control, capacity, and security for the creation of their own high-speed networks
  - Direct Fiber Connectivity minimizing latency to key regional hubs

- **Natural Gas Supply:**
  - Abundant supply of over 200,000 decatherms per day and a 190MW gas fired power plant to the east

- **Power Lines:**
  - 345kv transmission lines run adjacent to the site
  - Construction of access roads and utilities began in February 2025

Source: Based on information from MSB and management estimates.

1. Screening score represents management's internally developed assessment based on proprietary site screening criteria

Note: ONE Nuclear has entered into an MOU agreement with MSB for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Development Site #2: West Oklahoma


ONE
nuclear

West Oklahoma: 90% Screening Score[1]

Prime ~1,400-Acre Development Site:

- ~1GW natural gas power by 2028
- ~1GW nuclear power by 2034
- Former solar project with robust grid access via adjacent 345kV & 138kV lines
- Fully compliant with environmental and hazard siting criteria
- Outside 10-mile buffer from nearest major airport

Infrastructure & Connectivity Highlights:

- **Fiber & Data Access:** The site is well-positioned for high-speed data connectivity with major long-haul fiber carriers, including Zayo, operating expansive networks across Oklahoma
    - The site is approximately 100 miles from Oklahoma City, a regional fiber backbone hub and metro core node
- **Natural Gas Supply:** A high-capacity interstate gas pipeline runs just north of the property, with throughput exceeding 1 million decatherms per day — more than 5x the initial 1 GW supply requirement, offering ample headroom for future expansion
- **Nearby Power Generation:** A 300MW natural gas power plant is located approximately 30 miles north, providing additional energy security and optionality for hybrid or dispatchable power solutions

Source: Based on information from Blackstart and management estimates.

1. Screening score represents management's internally developed assessment based on proprietary site screening criteria

Note: ONE Nuclear has entered into an MOU agreement with Blackstart for exclusive access in order to perform further studies; there is no assurance that definitive agreements will be executed. See "ONE Nuclear's Commercial Agreements are Non-Binding" on Slide 3.

Robust Development Pipeline for Gas and Nuclear Projects: Up to 15 GW by 2033

ONE Nuclear has a path to timely deployment of power with the ability to kickstart each site with low-carbon gas power before SMRs come online

Cumulative Pipeline of Gas and Nuclear Capacity Over Time



First revenues expected from operating gas plant
2027E
2028E
2029E
2030E
2031E
2032E
2033E
2
1
4
3
6
4
6
5
6
7
6
8
6
9
Gas Power (GW)
Nuclear Power (GW)

Note: Pipeline reflects management's best estimate of the cumulative order book capacity by the end of such year. ONE Nuclear has not entered into definitive agreements in connection with pipeline opportunities. There can be no guarantee that ONE Nuclear will realize its pipeline as predicted or at all. See risk factors beginning on Slide 32.



Agenda

Company Positioning vs. Peers

		Valuation Benchmarking					
		Developer	SMR Technology				
Company	ONE nuclear	FERMI AMERICA	OKLO	NUSCALE	NANO Nuclear Energy Inc.	TERRA INNOVATUM	TERRESTRIAL ENERGY
Stage	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial	Pre-Commercial
Public Listing	SPAC (Deal Announced)	IPO (Completed)	SPAC (Completed)	SPAC (Completed)	IPO (Completed)	SPAC (Completed)	SPAC (Deal Announced)



Valuation
Pre-Money
Current Market Cap.
$1,000
$12,870
$12,500
$20,382
$850
$10,928
$1,875
$1,750
$746
$475
$925

Source: SEC filings and Market Data as of October 21, 2025

Illustrative Business Combination Framework

Illustrative Sources & Uses

Sources	($M)
ONE Nuclear Rollover	$1,000
Cash in Trust[1]	195
PIPE / Convert[2]	15
Total	**$1,210**

Uses	($M)
Equity Consideration to ONE Nuclear Equity Holders	$1,000
Cash to Balance Sheet	174
Illustrative Transaction Expenses[3]	36
Total	**$1,210**

Illustrative Pro Forma Valuation | Ownership[4-7]

Valuation	($M)
Share Price ($ per share)	$10.27
Shares Outstanding (M)	126.5
Pro Forma Equity Value	**$1,299**
Less: Cash to Balance Sheet	(174)
Plus: Rollover of Existing Net Debt	--
Pro Forma Enterprise Value (at Close)	**$1,125**



6%
17%
77%
ONE Nuclear Shareholders
Public Shareholders
HVII Sponsor

Assumptions:
1. Assumes estimated $195 million of cash proceeds from HVII's Trust at $10.27 per share (based off approximate redemption price as of September 30, 2025) and no redemptions
2. Assumes estimated $15 million PIPE / Convert raise
3. Includes estimated banker fees, HVII expenses and ONE Nuclear expenses. Excludes PIPE / Convert placement fees
4. Pro forma ONE Nuclear Shareholders share count calculated based on rollover equity of $1.0 billion and a price of $10.27 per share
5. Public shareholders share count is based on $210 million in gross cash proceeds (inclusive of an estimated PIPE / Convert raise), which converts into 21 million shares assuming $10.27 per share. Share count also includes 19 million rights outstanding, which will convert into ~1.6 million common shares at transaction close, and assumes no redemptions by HVII public shareholders
6. HVII Sponsor share count includes shares transferred to the HVII Board of Directors, officers and IPO underwriters
7. Excludes 13 million earnout shares issuable to the existing ONE Nuclear shareholders of three tranches of 4.333 million shares each earned at share price levels of $12.50, $15.00 and $17.50 per share

Agenda

Criteria for Site Analysis

ONE nuclear

ONE Nuclear uses a proprietary site screening tool and trusted relationship network to identify and develop a robust pipeline of optimal sites for its energy park projects

Fuel Cycle & Logistics
- HALEU supply contracts and enrichment options
- Rail, road, and storage logistics readiness

Water & Cooling Resources
- Reliable water rights and seasonal availability
- Thermal discharge limits and mitigation options

Construction & Supply Chain
- Certified vendors and modular fabrication capacity
- EPC capability, schedule certainty, and cost inflation risk

Security & Resilience
- Physical security posture and buffer zones
- Seismic, flood, and extreme weather resilience

Financial & Policy
- Capital stack viability and cost of capital
- Eligibility for credits, grants, and state programs

Infrastructure & Support
- Existing infrastructure and utilities, water and cooling
- NRC requirements, incentives and tax programs

Grid & Interconnect
- Transmission access and capacity headroom
- Interconnection queue position and upgrade costs

Demand & Offtake
- Regional load growth from data centers and industry
- Anchor PPAs and credit quality of buyers

Permitting & Land Control
- Zoning, land tenure, and site control status
- Environmental baseline and EIS readiness

Workforce & Community
- Skilled craft and nuclear operations talent
- Community acceptance and proximity to stakeholders

Glossary of Terms

Key Term	Definition
Boiling Water Reactor (BWR)	A type of nuclear reactor that uses heat from nuclear fission to directly boil water into steam, which then drives a turbine generator to produce electricity
Capacity Factor	The percentage of a power plant's maximum output that it produces over time
Engineering, Procurement, and Construction (EPC)	In the context of power plant development, an EPC is a type of contract or a company that takes on the total responsibility for building a facility
First-of-a-Kind (FOAK)	Refers to the first plant of a new design or generation, which is typically more expensive due to initial development and learning curves
Gas-Cooled Reactor (GCR)	A type of nuclear reactor that uses graphite as a neutron moderator and a gas, such as carbon dioxide or helium, as a coolant
High-Assay Low-Enriched Uranium (HALEU)	Uranium that has been enriched to a uranium-235 (U-235) concentration of more than 5% and less than 20%
High-Temperature Gas-Cooled Reactor (HTGR)	An advanced, Generation IV nuclear reactor design that uses helium gas as a coolant, graphite as a moderator, and uranium fuel
Integral Molten Salt Reactor (IMSR)	An advanced, Generation IV type of nuclear reactor that uses molten salts to function as both the fuel and the coolant
Integral Pressurized Water Reactor (iPWR)	A type of nuclear reactor design where the primary components of the reactor system, such as the steam generators and the pressurizer, are housed inside the reactor pressure vessel itself
Large Scale Legacy Nuclear	Conventional nuclear power facility
Levelized Cost of Energy (LCOE)	A metric used to calculate the average cost per unit of electricity (e.g., $/kWh) produced over the plant's entire lifecycle, all discounted to present value and averaged by the plant's annual capacity factor
Light Water Reactor (LWR)	A type of nuclear reactor that uses ordinary water (light water) as both a coolant and a neutron moderator to generate electricity
Liquid-Metal-Cooled, Metal-Fueled Fast Reactor (LM-MFFR)	A type of nuclear reactor that uses liquid metal (such as sodium or lead) as the coolant and metallic uranium or plutonium as the fuel
Low-Enriched Uranium (LEU)	Uranium with a concentration of the U-235 isotope that is less than 20 percent, but typically between 3% and 5% for most commercial reactors, and is used as fuel to generate electricity
Megawatt Electrical (MWe)	A unit of power representing the usable electrical output of a nuclear reactor or power plant
Nth-of-a-KIND (NOAK)	Refers to subsequent plants of the same design that benefit from the experience and standardization of the FOAK
Nuclear Regulatory Commission (NRC)	An independent federal agency created in 1974 to regulate the commercial use of nuclear materials and the operation of nuclear power plants
Office for Nuclear Regulation (ONR)	The United Kingdom's independent regulatory body responsible for ensuring the safety, security, and safeguards of the nuclear industry within Great Britain
Power Purchase Agreement (PPA)	A long-term contract between a nuclear power producer and a buyer to purchase a defined amount of energy at an agreed-upon price
Pressurized Water Reactor (PWR)	A type of nuclear reactor that uses light, ordinary water as both the coolant and moderator to generate electricity
Small Modular Reactor (SMR) Nuclear Reactors	That are significantly smaller in size and power output compared to traditional nuclear power plants

Risk Factors

No Operating History

1. The Company is an early-stage company in an emerging market with an unproven business model, access to a new and unproven technology model and no operating history or historical revenue, and the Company faces execution risk across all major components of its business, which makes it difficult to evaluate its current business and prospects and may increase the risk of your investment.
2. The Company has not constructed any facilities, entered into binding agreements to secure access to or purchase any gas or nuclear generators or entered into any binding contract with any customers and there is no guarantee that the Company will be able to do so in the future. This limited commercial operating history makes it difficult to evaluate the Company's prospects and the risks and challenges the Company may encounter.
3. The Company has not yet acquired definitive rights to any land, produced an energy park, installed any SMR or other electricity generation systems or sold any power to customers, which makes evaluating the Company's business and future prospects difficult and increases the risk of investment.
4. The Company does not have a history of generating operating profits. The Company may be less successful in implementing its business strategy than a more seasoned company. Accordingly, it may experience significant fluctuations in its operating results and rate of growth.

Reliance on Contracts

1. The Company has not yet entered into definitive agreements with its strategic relationships, including Rolls-Royce SMR, Rolls-Royce SA, Blackstart, and MSB may not be able to enter into such agreements on terms as favorable as expected or at all.
2. The Company's strategy relies heavily on its commercial agreements with its strategic relationships, including Rolls-Royce SMR, Rolls-Royce SA, Blackstart, and MSB who may have interests that diverge from the Company's and who may not be easily replaced if such relationships terminate or deteriorate, which would have a material adverse effect on the Company's business and prospects.
3. The Company has incurred losses and has not generated any revenue since its inception. It anticipates that it will continue to incur losses and will not generate revenue for the foreseeable future.
4. The Company's business plan involves contracting with the government and government-affiliated entities, and any changes or delays to contracting procedures, rules and regulations could lengthen the Company's timeframes to construct and operate its plants, which could materially and adversely affect the Company's business.
5. The Company may enter into definitive agreements that give commercial partners full or partial control over offtake, grid and site that leave the Company with a weaker contract position and the Company may be forced to accept pricing, revenue-sharing or offtake terms that are less favorable.
6. The Company may not enter into definitive leases with Blackstart, MSB or other prospective partners.

Management & Governance

1. The Company is highly dependent on its senior management team and other highly skilled personnel, and if it is not successful in attracting or retaining highly qualified personnel, it may not be able to successfully implement its business strategy.
2. The Company's management team has limited experience in operating a public company.

Public Company & Investor Protection

1. As a result of becoming a public company, the Company will be obligated to develop and maintain proper and effective internal controls over financial reporting in order to comply with Section 404 of the Sarbanes-Oxley Act. The Company may not complete its analysis of its internal controls over financial reporting in a timely manner, or these internal controls may not be determined to be effective, which may adversely affect investor confidence in the Company and, as a result, the value of the Company's ordinary shares.
2. The JOBS Act will allow the Company to postpone the date by which it must comply with certain laws and regulations intended to protect investors and to reduce the amount of information the Company provides in its reports filed with the SEC. The Company cannot be certain if this reduced disclosure will make its ordinary shares less attractive to investors.
3. The requirements of being a public company may strain the Company's resources and distract its management, which could make it difficult to manage the business, particularly after the Company is no longer an "emerging growth company."

Risk Factors *(cont.)*

Corporate Governance & Shareholder Rights

1. If any legitimate cause of action arose which was successfully prosecuted against the Company, it could have a material adverse effect on the Company's business, financial condition and results of operations. In addition, settlement of claims by the Company could adversely affect the Company's financial condition and results of operations.
2. The Company may enter into related-party transactions that could pose conflicts of interest or governance scrutiny.

Market & Trading

1. If there are substantial redemptions, there will be a lower float of the Company's common stock outstanding, which may cause further volatility in the price of the Company's securities and adversely impact the Company's ability to secure financing following the closing of the Business Combination.
2. Securities of companies formed through SPAC mergers such as the proposed transaction may experience a material decline in price relative to the share price of the SPAC prior to the merger.
3. The valuation of the Company in the Business Combination Agreement will be subject to market factors after the shares of the resulting issuer are listed on the NASDAQ stock exchange, and there is no guarantee that the trading price of the shares will not fall.
4. An active, liquid trading market for the Company's common stock may not develop, which may limit your ability to sell your shares.
5. A significant portion of the Company's total outstanding ordinary shares are restricted from immediate trading but may be traded within the market in the near future. This could cause the market price of the Company's ordinary shares to drop significantly.
6. If securities or industry analysts do not publish research or reports about the Company's business, if they publish unfavorable research or reports, or adversely change their recommendations regarding the Company's common stock or if its results of operations do not meet their expectations, the Company's stock price and trading volume could decline.
7. The Company has broad discretion to use the proceeds from the proposed transaction, and its investment of those proceeds may not yield a favorable return.
8. The Company could be subject to securities class action litigation.

Execution & Development

1. The Company has not yet delivered its power solutions to customers, and any setbacks it may experience during its first commercial development could have a material adverse effect on its business, financial condition and results of operation, and could harm the Company's reputation.
2. If the Company fails to manage growth effectively, the Company may be unable to execute the business plan which could have a material adverse effect on business prospects, financial condition, results of operations and cash flows.
3. The amount of time and funding needed to select sites and bring SMR and early gas technology to market may greatly exceed the Company's projections.
4. The amount of time and funding needed to bring the Company's sites to market at scale may significantly exceed its expectations. Any material change to the Company's assumptions or expectations with respect to the Company's timeline and funding needs, or any material overruns or other unexpected increase in costs or delays, which may have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows and could harm the Company's reputation.
5. Operating a nuclear power plant in a remote environment or in an industrial application has additional risks and costs compared to conventional electric power and heat applications. Such deployments may require additional costs including costs associated with the licensing process, configuration control of the plant, minimum operating staff, training, security infrastructure, radiation protection, government reporting and nuclear insurance, all of which may be cost prohibitive or reduce the competitiveness of technology.
6. If the Company's gas and SMR generation sites do perform as expected, external factors such as grid connectivity issues may affect their output. Unplanned outages or prolonged downtime for maintenance and repair typically increase operation and maintenance expenses and reduce revenues.
7. The Company's business as an indirect vendor of SMR technology is exposed directly or indirectly to the risks inherent in the development, construction and operation of nuclear reactors, such as failure to achieve development milestones, breakdowns, manufacturing defects, natural disasters, terrorist attacks, theft and sabotage. Insurance will not be available for all such risks, or the premiums may be commercially prohibitive for SMR owners and operators.
8. The Company faces significant risk associated with interconnecting and operating behind-the-meter energy infrastructure at scale.
9. The Company's multi-energy generation strategy requires multi-year planning and access to specialized equipment.
10. The scale of infrastructure planned at the Company's proposed sites will require extensive permitting, interconnection and third-party coordination.
11. SMR and early gas generation deployment is subject to permitting, environmental and production risks, in addition to execution risks.

Risk Factors *(cont.)*

Liquidity, Capital, and Financing

1. The Company's business plans will require it to raise substantial additional amounts of capital to support its operations and implementation of its growth plans. Future capital needs will require the Company to sell additional equity or debt securities that would dilute or subordinate the rights of the common stockholders. Any such funding and the associated terms will be highly dependent upon market conditions and the progress of the Company's business at the time the Company seeks funding. In addition, the Company may be unable to secure government grants as part of its funding strategy.
2. If there are significant redemptions in connection with the proposed Business Combination, the Company may need to make significant adjustments to the business plan or seek additional capital.
3. The Company's business plan includes the use of investment tax credits, production tax credits or other forms of government funding to finance the Company's developments, and there is no guarantee that the Company's projects will qualify for these credits or that government funding will be available in the future.
4. Unexpected increases in the Company's cost structure, many of which are beyond the control of the Company, could materially and adversely impact its financial performance. Examples of such costs include, but are not limited to: the cost of maintenance or the cost and durability of components for the Company's acquired gas or SMR generators, unexpected increases in the cost of procuring materials and services required for gas or SMR generator maintenance activities, including the disposal of nuclear waste materials, and unexpected replacement or repair costs associated with equipment underperformance or lower-than-anticipated durability.
5. Adverse macroeconomic conditions could impair the Company's ability to raise capital or complete development phases.
6. The Company may be subject to credit risks.
7. Interest rate fluctuations may increase the Company's cost of capital and reduce profitability.
8. Cost overruns and inflationary pressures could materially increase development and operating costs and impact the Company's capital budget and profitability.

Third-Party & Workforce Dependencies

1. The Company has not sought nor received third-party cost estimates at this time but expect to do so in the future. Such third-party cost estimates may be significantly higher than the Company's current estimates, which may affect the Company's ability to finance its energy parks and its expectations with respect to the Company's business plan and future profitability.
2. The Company has not trained operators for gas or SMR generators to date. Commercial deployment will require the development and completion of appropriate training. If such training is more difficult, requires greater time or is met with market resistance, the Company's operations, market position and financial results could be adversely impacted.
3. The Company will be dependent on third-party manufacturing and supply chain relationships to build and operate its facilities. The Company's reliance on third parties and suppliers involves certain risks that may result in increased costs, delays and loss of revenue.
4. The Company depends on third-party vendors, contractors and consultants to support its business.
5. The Company's business operations rely heavily on securing agreements with suppliers for essential materials, equipment and components which will be used to construct the energy parks that the Company intends to develop.
6. Gas and SMR generator execution depends on specialized vendors, whose failure or delay could materially impact the Company's business.

Risk Factors *(cont.)*

Supply Chain & Construction

1. The Company may experience a disproportionately larger impact from inflation and rising costs. Although the impact of material cost, labor or other inflationary or economically driven factors will impact the entire nuclear and energy transition industry (including renewable sources of electricity, like solar and wind), the relative impact will not be the same across the industry, and the particular effects within the industry will depend on a number of factors, including material use, technology, design, structure of supply agreements, project management and other factors, which could result in significant changes to the competitiveness of the Company's suppliers' technology and ability to sell its technology to the Company, which could have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows.
2. The Company may face significant construction delays and global supply chain disruptions that could materially impact project timelines and costs.
3. The Company's SMR and early gas technologies may require certain materials and components which are only produced in limited quantity and may be predominantly produced outside of the U.S. Cultivating supply chain manufacturing capacity for key materials and components depends on supply chain partners and may require cooperation from the U.S. or other governments and may result in shortages and delays if not accomplished within assumed timelines or costs.
4. The Company's cost estimates are highly sensitive to broader economic factors, and the Company's ability to control or manage costs may be limited. Capital and operating costs for the deployment of SMR and early gas technology are difficult to project, inherently variable and are subject to significant change based on a variety of factors including site specific factors, customer off-take requirements, regulatory oversight, operating agreements, supply chain availability, supply chain availability effects on performance, inflation and other factors.
5. Large nuclear projects in the U.S. have a history of cost overruns and despite legally enforced burden sharing, disputes and cancellations have occurred.

Market & Technology Evolution

1. The data center and energy markets are highly competitive and rapidly evolving.
2. The market for SMRs generating nuclear power is not yet established and may not achieve the growth potential the Company expects or may grow more slowly than expected and may be superseded or rendered obsolete by new technology or the novel application of existing technology.
3. Any delays in the development and manufacture of SMRs and related technology may adversely impact the Company's business and financial condition.
4. Successful commercialization of new, or further enhancements to existing, alternative carbon-free energy generation technologies, such as adding carbon capture and sequestration/storage mechanisms to fossil fuel power plants, wind, solar or fusion, may prove to be more cost effective or appealing to the global energy markets and therefore may adversely affect the market demand for, and the Company's ability to, successfully commercialize gas or SMR generation technology.
5. Technical development of the SMR technology is in process and could be delayed due to the unavailability of technical personnel and unanticipated adverse experimental results related to aspects of the SMR technology.
6. There is limited precedent for independent developer construction and operation, or use of power purchase agreements, other behind-the-meter or off-grid business models relating to deployment of SMR generators.
7. Competition from existing or new competitors or technologies could cause the Company to experience downward pressure on prices, fewer customer orders, reduced margins, increased costs, the inability to take advantage of new business opportunities and the loss of market share.
8. The cost of electricity and heat generated from the SMR and early gas technology may not be cost competitive with electricity and/or heat generated from other sources, and there is no guarantee that the Company will be able to charge a premium relative to other energy sources, which could materially and adversely affect the Company's business prospects, financial condition, results of operations and cash flows.
9. Offtakes will likely agree on pricing within the current market range, given high nuclear demand and, as a result, the Company may face setbacks in its commercial strategy and may have to revise terms with offtakers.
10. The Company may compete with other vendors and operators of SMR reactors, as well as vendors of conventional reactors, which may have greater financial resources and therefore have the ability to sustain development and operations through market downturns and other adverse economic conditions. Such other vendors and operators may also have other resources for new product development, which could provide such other vendors with a competitive advantage.
11. Technological advances or disruptive innovations, specifically advancements in AI, may outpace the Company's development cycle, and it is exposed to technology obsolescence across all major asset classes.

Cybersecurity / Systems

1. Terrorist attacks, cyberattacks and threats may compromise the integrity of the Company's hybrid grid systems and could have a material adverse effect on its business, financial condition and results of operations.
2. The Company's use of technologies and systems that use AI or other cutting edge technologies, given the dynamic state of such technologies, may cause inadvertent or unexpected impacts that may introduce new operational, legal and regulatory risks that could adversely affect the Company's business, financial condition or results of operations.

Risk Factors *(cont.)*

Regulatory Compliance & Government Oversight

1. The technology the Company plans to utilize requires regulatory approvals, and policies around the handling and use of radioactive materials that affect regulatory requirements, processes and the ability to regulate these technologies may change and make regulatory approvals not attainable, adversely affecting the Company's business.
2. The operations of the Company's planned energy parks will be highly regulated by the U.S. federal and state-level governmental authorities, including the U.S. Nuclear Regulatory Commission ("NRC") and regulatory bodies in other jurisdictions in which the Company may establish operations. The Company's operations and business plans could be significantly impacted by changes in government policies and priorities.
3. The Company may not obtain timely or successful regulatory approvals for nuclear development, which would materially impair the Company's business model.
4. The Company's operations involve the use, transportation and disposal of toxic, hazardous and/or radioactive materials and could result in liability without regard to fault or negligence.
5. Decommissioning costs and unresolved spent nuclear fuel storage and disposal policy issues, as well as current U.S. policy related to storage and disposal of used fuel from the Company's power plants, and/or negative customer perception of risks relating to these policies could have a significant negative impact on the Company's business prospects, financial condition, results of operations, and cash flows.
6. The Company must obtain governmental licenses to possess and use radioactive materials, including isotopes of uranium, in its energy park operations. Failure to obtain or maintain, or delays in obtaining, such licenses could impact the Company's ability to generate electricity and/or heat for its customers and have a material adverse effect on the Company's business prospects, financial condition, results of operations and cash flows.
7. Prospective future customers may also require that the Company comply with their own unique requirements relating to their compliance with policies, priorities, regulations, controls and mandates, including provision of data and related assurance for environmental, social and governance related standards or goals.
8. The Company could incur substantial costs as a result of required compliance with or violations of environmental laws and regulations.
9. Changes in tax laws could adversely affect the Company's business prospects and financial results.
10. The U.S. government's budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget or appropriations process for any government fiscal year could have an adverse impact on the Company's business prospects, financial condition, results of operations and cash flows.
11. Uncertain global macro-economic and political conditions could materially adversely affect the Company's business prospects, financial condition, results of operations and cash flows.
12. The uncertainty of future regulatory actions required for commercial use of SMR and early gas technology make it difficult to accurately forecast the level or source of the Company's future revenues, when they may arise, and rates of growth.
13. The Company and its prospective customers must comply with applicable legislation and regulations, in particular those concerning environmental protection, employee protection, public health and nuclear safety. The Company may be subject to sanctions, including administrative sanctions, in the event of an incident or lack of compliance, and the rigor of applicable legislation and regulation may increase over time which could lead to delays, additional costs or difficulties in market entry
14. Changes in U.S. trade policy, including the imposition of tariffs and the resulting consequences, may have a material adverse impact on the Company's business and results of operations.
15. Shifts in federal, state or local policy may affect permitting, taxation or infrastructure incentives.

Environmental & Physical Site

1. The Company may face physical site risks, including severe weather events, environmental conditions or other disasters which could result in an interruption of the Company's operations, a delay in the completion of its sites, higher construction costs and the deferral of the dates on which it could receive revenue, all of which could adversely affect the Company.
2. Any failure of the Company's physical infrastructure, or acts of theft or vandalism to its physical infrastructure, could lead to significant costs and disruptions that could reduce the Company's revenue and harm its business reputation and financial results.
3. The Company's construction and delivery timeline estimates for its facilities and other equipment may increase due to a number of factors, including the degree of pre-fabrication, standardization, on-site construction, long-lead procurement, contractor performance, facility pre-operational and startup testing, demand for repairs and other site-specific considerations.
4. The Company may not be able to obtain sufficient water resources for its planned operations, which could materially impair its operations or impact the Company's ability to expand its operations.

Risk Factors *(cont.)*

Market Demand & Public Perception

1. Federal budget delays, federal debt ceiling limitations or reductions in government spending could adversely impact government spending for the products and services the Company provides.
2. The cost of electricity generated from natural gas or nuclear sources may not be cost competitive with other electricity generation sources in some markets, which could materially and adversely affect the Company's business.
3. The Company will operate in a politically sensitive environment, and the public perception of natural gas or nuclear energy generation can affect the Company and its target customers.
4. Accidents involving nuclear power facilities, including but not limited to events similar to the Three Mile Island, Chernobyl and Fukushima Daiichi nuclear accidents or terrorist acts or other high profile events involving radioactive materials could materially and adversely affect the Company's customers and the markets in which it operates and increase regulatory requirements and costs that could materially and adversely affect the Company's business and prospects.
5. Power purchase agreements are a key component to the Company's anticipated business model for sales of power, and customers may be able to void all or part of these contracts under certain circumstances. The Company may need to find substitute customer power and/or heat offtake, or may need to cancel licensing work related to particular customers and sites as a result of changes in customer demand or contracts with customers.
6. Power purchase agreements may include penalties for not delivering sufficient electric and/or heat energy on schedule, which may result in liabilities and reductions in cash flow.
7. Reduction in energy demand or changes in climate-related policies may change market conditions, reducing the Company's competitiveness and affecting company performance.
8. The Company may be subject to opposition from environmental groups, litigation or reputational campaigns, which could delay permitting or reduce site flexibility.

Risks Related to the SPAC and the Business Combination Agreement

1. Hennessy Capital Partners VII LLC (the "Sponsor"), officers and directors of the SPAC (the "SPAC Board") have agreed to vote in favor of the Proposed Business Combination, regardless of how the SPAC's public shareholders vote.
2. The Sponsor, certain members of the SPAC Board, certain officers of the SPAC have interests in the Proposed Business Combination that are different from or are in addition to public shareholders, which may include direct or indirect ownership of the SPAC's founder shares and/or private placement units, each of which will lose their value if a business combination is not consummated.
3. The Sponsor, officers and the SPAC Board have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Proposed Business Combination proposal and approval of the other proposals in connection therewith.
4. The SPAC's shareholders will experience dilution as a consequence of the Proposed Business Combination.
5. Sponsor, the SPAC Board, officers, advisors and their affiliates may elect to purchase shares or rights from public shareholders of the SPAC, which may influence the vote on the Proposed Business Combination and reduce the public "float" of the SPAC Class A Ordinary Shares.
6. There is no certainty that the closing conditions to the Proposed Business Combination are satisfied, and the SPAC and/or the Company may waive one or more of the closing conditions to the Proposed Business Combination.
7. The Business Combination Agreement may be terminated upon the occurrence of certain events and circumstances.

ONE nuclear

Energy Solutions Developer, Owner and Operator
Fast-Track Gas and Advanced Nuclear Power

October 2025

